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                                                                    Exhibit 10.9


                                   SURETY AGREEMENT
                                   ----------------


To:  CoreStates Bank, N.A.,                              Date:__________________
     in its capacity as agent ("Agent")
     for the Lenders (as defined below)
     1339 Chestnut Street
     Philadelphia, PA   19102


     To induce Lenders (as defined below) to establish and/or continue financing arrangements with and consider making or continuing certain loans and extending or continuing to extend credit from time to time to Phoenix Color Corp. and Alpha Systems, Inc. (collectively, "Borrowers") the Undersigned, intending to be legally bound, hereby guarantees and becomes surety for the unconditional and prompt payment and performance of all the Obligations of Borrowers to Lenders. The Undersigned shall also pay or reimburse Agent, or Lenders, on demand for all reasonable costs and expenses, including without limitation reasonable attorneys' fees, incurred by Agent, or Lenders at any time to enforce, protect, preserve, or defend Agent's rights hereunder and with respect to any property securing now or hereafter this Surety Agreement. All payments hereunder shall be made in lawful money of the United States, in immediately available funds. Unless otherwise defined herein, all capitalized terms shall have the respective meanings given to such terms in that certain Loan and Security Agreement dated the date hereof among Borrowers, Agent, Fleet Bank of Massachusetts, N.A., as Co-Agent and the financial institutions parties thereto from time to time (collectively, "Lenders") (as it may hereafter be supplemented, restated, superseded, amended, or replaced from time to time, the "Loan Agreement").

     The Undersigned further undertakes and agrees as follows:

     1.    The Undersigned represents and warrants that:

           (a) The Undersigned's execution and performance of this Surety Agreement shall not (i) violate or result in a default or breach (immediately or with the passage of time) under any contract, agreement or instrument to which the Undersigned is a party, or by which the Undersigned is bound, (ii) violate or result in a default or breach under any order, decree, award, injunction, judgment, law, regulation or rule or (iii) cause or result in the imposition or creation of any lien upon any property of the Undersigned.

           (b) The Undersigned has the full power and capacity to enter into and perform under this Surety Agreement.


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           (c)  No consent, license or approval of, or filing or registration with, any Governmental Authority is necessary for the execution and performance hereof by the Undersigned.

           (d) This Surety Agreement constitutes the valid and binding obligation of the Undersigned enforceable in accordance with its terms.

           (e) This Surety Agreement promotes and furthers the business and interests of the Undersigned, and the incurrence of the Obligations by Borrowers and creation of the obligations hereunder will result in direct financial benefit to the Undersigned.

     2. The Undersigned hereby waives notice of (a) acceptance of this Surety Agreement, (b) the existence or incurring from time to time of any Obligations guaranteed hereunder, (c) the existence of any Event of Default, the making of demand, or the taking of any action by Agent, under the Loan Agreement, and (d) demand and default hereunder.

     3. The Undersigned hereby consents and agrees that Agent may at any time or from time to time in its discretion (a) extend or change the time of payment, and/or the manner, place or terms of payment of any or all Obligations, (b) amend, supplement or replace the Loan Agreement or any other Loan Document, (c) renew, extend, modify, increase (without limit of any kind and whether related or unrelated) or decrease Loans and extensions of credit to Borrowers, (d) modify the terms and conditions under which Loans and extensions of credit may be made to Borrowers, (e) settle, compromise or grant releases for liabilities of Borrowers, and/or any other person or persons liable with Undersigned for, any Obligations, (f) exchange, release, surrender, sell, subordinate, or compromise any Collateral of any party now or hereafter securing any of the Obligations, and (g) apply any and all payments received by Agent at any time against the Obligations in any order as Agent may determine; all of the foregoing in such manner and upon such terms as Agent may see fit, and without notice to or further consent from the Undersigned, who hereby agrees to be and shall remain bound upon this Surety Agreement notwithstanding any such action on Agent's part.

     4. The liability of the Undersigned hereunder is absolute and unconditional and shall not be reduced, impaired or affected in any way by reason of (a) any failure to obtain, retain or preserve, or the lack of prior enforcement of, any rights against any person or persons (including Borrowers and Undersigned) or in any property, (b) the invalidity or unenforceability of any Obligations or rights in any Collateral, (c) any delay in making demand upon Borrowers or any delay in enforcing, or any failure to enforce, any rights against Borrowers or in any Collateral even if such rights


                                         -2-

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are thereby lost, (d) any failure, neglect or omission on Agent's part to obtain or perfect any lien upon, protect, exercise rights against, or realize on, any property of Borrowers (including, without limitation, the Collateral), the Undersigned or any other party securing the Obligations, (e) the existence or nonexistence of any defenses which may be available to Borrowers with respect to the Obligations, (f) any failure to proceed against Borrowers or any Collateral in a commercially reasonable manner, or (g) the commencement of any bankruptcy, reorganization, liquidation, dissolution or receivership proceeding or case filed by or against Borrowers.

     5. If any or all payments made from time to time to Agent (or any Lender) with respect to any obligation hereby guaranteed are recovered from, or repaid by, Agent (or any Lender) in whole or in part in any bankruptcy, reorganization, insolvency or similar proceeding instituted by or against any Borrower, this Surety Agreement shall continue to be fully applicable to such obligation to the same extent as if the recovered or repaid payment(s) had never been originally made on such obligation.

     6. All rights and remedies hereunder and under the Loan Agreement and other Loan Documents are cumulative and not alternative, and Agent may proceed in any order from time to time against Borrowers, the Undersigned and/or any other obligor of Borrowers' Obligations and their respective assets. Agent shall not have any obligation to proceed against, or exhaust any or all of Agent's rights against, any Borrower prior to proceeding against the Undersigned hereunder. Agent may proceed against the Collateral in any order as Agent determines in its sole discretion and the Undersigned hereby waives any right to compel or cause Agent (or any Lender) to marshal any assets in favor of the Undersigned, or against, or in payment or performance of, any or all of the Obligations.

     7. Any and all rights of any nature of the Undersigned to subrogation, reimbursement or indemnity and any right of the Undersigned to recourse to any assets or property of Borrowers for any reason shall be unconditionally subordinated to all of Agent's rights under the Loan Agreement and the Undersigned shall not at any time exercise any of such rights unless and until all of the Obligations have been unconditionally paid in full.

     8. Agent's books and records of any and all of Borrowers' Obligations, absent manifest error, shall be prima facie evidence against the Undersigned of the indebtedness due to Lenders or to become due to Agent hereunder.

     9. This Surety Agreement shall constitute a continuing surety obligation with respect to all Obligations from time to time incurred or arising and the liability of the Undersigned under this


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Surety Agreement may not be revoked or terminated.

     10. The Undersigned agrees that Agent (and any Lender) shall have a right of setoff against any and all property of the Undersigned now or at any time in Agent's (or any Lender's) possession, including without limitation deposit accounts, and the proceeds thereof, as security for the obligations of the Undersigned hereunder.

     11. If an Event of Default occurs and is continuing under the Loan Agreement, then all of the Undersigned's obligations of every kind or nature to Agent hereunder shall, at Agent's option, become immediately due and payable and Agent may at any time and from time to time take any and/or all actions and enforce all rights and remedies available hereunder or under applicable law to collect the Undersigned's liabilities hereunder.

     12. Failure or delay in exercising any right or remedy against the Undersigned hereunder shall not be deemed a waiver thereof or preclude the exercise of any other right or remedy hereunder. No waiver of any breach of or provision of this Surety Agreement shall be construed as a waiver of any subsequent breach or of any other provision. The invalidity or unenforceability of any provision hereof shall not affect the remaining provisions which shall remain in full force and effect.

     13. This Surety Agreement shall (a) be legally binding upon the Undersigned, and the Undersigned's heirs, executors, administrators, successors and assigns, provided that the Undersigned's obligations hereunder may not be delegated or assigned without Agent's prior written consent and (b) benefit any and all of Agent's (and Lenders') successors and assigns.

     14. This Surety Agreement embodies the whole agreement and understanding of the parties hereto relative to the subject matter hereof. No modification or waiver of any provision hereof shall be enforceable unless approved by Agent in writing.

     15. This Surety Agreement shall in all respects be interpreted, construed and governed by the substantive laws of the Commonwealth of Pennsylvania. The Undersigned irrevocably submits to the jurisdiction of the Courts of the Commonwealth of Pennsylvania and the United States District Court for the Eastern District of Pennsylvania for the purposes of any litigation or proceeding hereunder or concerning the terms hereof.

     16. SURETY (AND AGENT) BY ITS EXECUTION HEREOF WAIVES ANY AND ALL RIGHTS EITHER MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION ARISING WITH RESPECT TO THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO.


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     17.   (a)  In any action or proceeding brought by Agent to enforce the terms hereof, the Undersigned waives personal service of the summons, complaint, and any motion or other process, and agrees that notice thereof may be served by registered or certified mail, return receipt requested or by nationally recognized overnight courier at the address of the Undersigned set forth on the signature page hereof. Such service shall be deemed made on the date of delivery at such address.

           (b) Any and all notices which may be given to the Undersigned by Agent hereunder shall be sent to the Undersigned at the address of the Undersigned set forth on the signature page hereof and shall be deemed given to and received (on the date delivered) by the Undersigned if personally delivered or if sent by facsimile transmission or if sent in the manner provided for service of process in paragraph 17(a) above.

     18. The Undersigned acknowledges that the rights and responsibilities of Agent under this Surety Agreement with respect to any action taken by Agent or the exercise or non-exercise by Agent of any action, judgment or other right or remedy provided for herein or resulting or arising out of this Surety Agreement shall be governed, as between Agent and Lenders, by the Loan Agreement and by such other agreements with respect thereto as may exist from time to time among them; but, as between Agent and the Undersigned, Agent shall be conclusively presumed to be acting as agent for Lenders with full and valid authority so to act or refrain from acting, and Surety shall not be under any obligation, or entitlement, to make any inquiry respecting such authority. All references hereunder to any rights or remedies of Agent, or to any obligations owing to Agent hereunder, shall be deemed to refer to such rights and remedies as Agent may exercise on behalf of itself and the Lenders for the ratable benefit of the Lenders.

     DATED the date and year first above written.



Witness:______________________                    ________________________[SEAL]



                                            Address: _____________________
                                                     _____________________


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STATE OF                 :
                         : Ss
                         :
COUNTY OF                :


     I HEREBY CERTIFY that, on this _______ day of _____________, 1996, before me, the undersigned, a Notary Public in and or the State aforesaid, appeared ____________________, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the foregoing instrument for the purposes therein contained.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal on the day and year first above mentioned.




                                             _____________________________
                                             Notary Public


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                        Schedule to the Surety Agreement
                        --------------------------------


     The foregoing Surety Agreement was executed by the following stockholders:

     Louis La Sorsa
     Edward Lieberman
     Henry Burk
     Ronald Burk
     Anthony DiMartino
     Thomas Newell